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                                                                    Exhibit 3.35

     Certificate of Limited Partnership of FR Sadsbury Property Holding, LP.
       Certificate of Amendment to the Certificate of Limited Partnership
        of FR Sadsbury Property Holding, LP (changing name to EB Sadsbury
                             Property Holding, LP).

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                                FIRST INDUSTRIAL

                       CERTIFICATE OF LIMITED PARTNERSHIP

                                       OF

                        FR SADSBURY PROPERTY HOLDING, LP

          The undersigned, being desirous of forming a limited partnership pursuant to the laws of the State of Delaware, does hereby certify as follows:

          I. The name of the partnership is FR Sadsbury Property Holding, LP (the "Partnership").

          II. The address of the Partnership's registered office in the State of Delaware is: Suite 1200, 222 Delaware Avenue, City of Wilmington, County of New Castle, DE 19801. The name of The Partnership's registered agent at such address is ATA Corporate Services, Inc.

          III. The name and address of the General Partner is as follows:

                                        FR Sadsbury General Partner, LP
                                        c/o First Industrial Development
                                        Services, Inc.
                                        200 Philips Drive
                                        Exton, PA 19341

                                                         State of Delaware
                                                         Secretary of State
                                                      Division of Corporations
                                                   Delivered 03:18 PM 10/14/2003
                                                     FILED 03:15 PM 10/14/2003
                                                    SRV 030659353 - 3715127 FILE

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          IN WITNESS WHEREOF, the undersigned has executed this Certificate of
Limited Partnership this 14th day of October, 2003.

                                        By: FR Sadsbury General Partner, LP,
                                            its sole general partner

                                        By: FR Sadsbury Second, LLC, a
                                            Delaware limited liability company,
                                            its sole member

                                        By: FR Sadsbury, LLC, a Delaware
                                            limited liability company, its
                                            sole member

                                        By: First Industrial Development
                                            Services, Inc., a Maryland
                                            corporation its sole member


                                        By /s/ ROBERT H. MUIR
                                           -------------------------------------
                                           ROBERT H. MUIR
                                        Title: EXECUTIVE VICE PRESIDENT

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                            CERTIFICATE OF AMENDMENT
                                     TO THE
                       CERTIFICATE OF LIMITED PARTNERSHIP
                                       OF
                        FR SADSBURY PROPERTY HOLDING, LP

     The undersigned, desiring to amend the Certificate of Limited Partnership of FR Sadsbury Property Holding, LP, which was filed with the Secretary of State of the State of Delaware on October 14, 2003, pursuant to the provisions of
Section 17-202 of the Revised Uniform Limited Partnership Act of the State of Delaware, does hereby certify as follows:

     FIRST: Article 1 of the Certificate of Limited Partnership shall be amended as follows:

          "1. The name of the Limited Partnership is hereby amended to be EB Sadsbury Property Holding, LP."

     SECOND: Article 2 of the Certificate of Limited Partnership shall be amended as follows:

          "2. The address of its registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, Wilmington, County of New Castle, Delaware 19801. The name of the Partnership's registered agent for service of process in the State of Delaware at such address is The Corporation Trust Company."

     THIRD: Article 3 of the Certificate of Limited Partnership shall be amended as follows:

          "3. The name and mailing address of the general partner is as follows:

               EB Sadsbury General Partner, LP
               c/o Electronics Boutique of America, Inc.
               931 South Matlack Street
               West Chester, PA 19382"

                                                         State of Delaware
                                                         Secretary of State
                                                      Division of Corporations
                                                   Delivered 12:32 PM 05/24/2005
                                                     FILED 12:32 PM 05/24/2005
                                                    SRV 050428065 - 3715127 File

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     IN WITNESS WHEREOF, the undersigned has executed this Certificate of
Amendment as of this 23rd day of May, 2005.

                                        EB SADSBURY GENRAL PARTNER, LP, a
                                        Delaware limited partnership, its sole
                                        general partner

                                        By EB Sadsbury Second LLC, a Delaware
                                           limited liability company, its
                                           general partner

                                        By Electronics Boutique of America Inc.
                                           a Pennsylvania corporation, its
                                           sole member


                                        By: /s/ Illegible
                                            ------------------------------------
                                        Name: Illegible
                                        Title: Assistant Secretary